UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 26, 2006

Willow Financial Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-49706	80-0034942
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

170 South Warner Road, Wayne, Pennsylvania		19087
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (610) 995-1700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

On November 1, 2006, Willow Financial Bancorp, Inc. (the “Company”) reported its results of operations for the quarter ended September 30, 2006.

For additional information, reference is made to the Company’s press release dated November 1, 2006, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be “filed” for any purpose except as otherwise provided herein.

Item 7.01               Regulation FD Disclosure

On October 26, 2006, the Company issued a press release announcing a conference call on Wednesday, November 1, 2006 at 10:00 a.m. Eastern Time in order to discuss the Company’s results for the quarter ended September 30, 2006 and providing instructions for listening to the conference call.

For additional information, reference is made to the Company’s press release dated October 26, 2006, which is included as Exhibit 99.2 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the SEC and shall not be deemed to be “filed” for any purpose except as otherwise provided herein.

Item 8.01               Other Events

The Company’s October 26, 2006 press release also announced that the Board of Directors approved a cash dividend to be paid by the Company on its outstanding shares of common stock.  The dividend is payable November 24, 2006 to shareholders of record as of November 10, 2006.

For additional information, reference is made to the Company’s press release dated October 26, 2006, which is included as Exhibit 99.2 hereto and is incorporated herein by reference thereto.

Item 9.01               Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits

The following exhibits are included herewith.

Exhibit Number	Description
99.1	Press release dated November 1, 2006
99.2	Press release dated October 26, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILLOW FINANCIAL BANCORP, INC.

Date: November 1, 2006	By:	/s/ Joseph T. Crowley
Joseph T. Crowley
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated November 1, 2006

99.2	Press release dated October 26, 2006